Exhibit 99.2

DECLARATION : GRANTING AN OFFICER OF
KBC ASSET MANAGEMENT LTD
AUTHORITY TO SIGN AND FILE THE REQUIRED DISCLOSURES WITH
THE SEC ON BEHALF OF
KBC BANK AND KBC GROUP
IN RELATION TO THE FOLLOWING STOCK:
Mueller Water           MWA US
We, the undersigned, signing on behalf of KBC Bank NV. and KBC Group NV (“the entities”), hereby grant Noel O’Halloran an officer of KBC Asset Management Ltd (Title: Executive Director and Chief Investment Officer of KBC Asset Management Ltd), permission to sign on behalf of” the aforementioned entities, relating to the filing of Securities Exchange Commission (SEC) forms, disclosing that;
•	the KBC Asset Management Ltd and KBC Asset Management NV controlled holding in the aforementioned US listed security

•	Plus the holdings controlled by the aforementioned entities
Represents over 5% of the outstanding shares of that specific stock.
This permission relates to the above mentioned security, and the filing of reports in relation to:
•	Holding >5% of shares outstanding — SEC SCHEDULE 13G .(Rule 13d-102) [Information Statement Pursuant to Rules 13d-l and 13d-2 Under the Securities Exchange Act of 1934]

•	Holding > 10% of shares outstanding — All additional SEC required filings, including but not limited to FORM 3 [Initial Statement Of Beneficial Ownership Of Securities Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934], and including the obtaining of CIK codes, for access to the SEC EDGAR system for filing on behalf of the entities.
Signed For

KBC Bank	KBC Group

/s/ Herman Agneessens	/s/ Herman Agneessens

Herman Agneessens Executive Director	Herman Agneessens Executive Director

/s/ Frans Florquin	/s/ Frans Florquin

Frans Florquin Executive Director	Frans Florquin Executive Director

DECLARATION : GRANTING AN OFFICER OF
KBC ASSET MANAGEMENT LTD
AUTHORITY TO SIGN AND FILE THE REQUIRED DISCLOSURES WITH
THE SEC ON BEHALF OF
KBC ASSET MANAGEMENT NV
IN RELATION TO THE FOLLOWING STOCK:
Mueller Water           MWA US
I, the undersigned, signing on behalf of KBC Asset Management NV (“the entity”), hereby grant Noel O’Halloran an officer of KBC Asset Management Ltd (Title: Executive Director and Chief Investment Officer of KBC Asset Management Ltd), permission to sign on behalf of the aforementioned entity, relating to the filing of Securities Exchange Commission (SEC) forms, disclosing that:
•	the KBC Asset Management Ltd and KBC Asset Management NV controlled holding in the aforementioned US listed security
Represents over 5% of the outstanding shares of that specific stock.
This permission relates to the above mentioned security, and the filing of reports in relation to:
•	Holding >5% of shares outstanding — SEC SCHEDULE 13G (Rule 13d-102) [Information Statement Pursuant to Rules 13d-l and 13d-2 Under the Securities Exchange Act of 1934]

•	Holding > 10% of shares outstanding — All additional SEC required filings, including but not limited to FORM 3 [Initial Statement Of Beneficial Ownership Of Securities Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934], and including the obtaining of CIK codes, for access to the SEC EDGAR system for filing on behalf of the entity.
Signed for KBC Asset Management NV

/s/ Ignace Van Oortegem	/s/ Stefan Duchateau

Ignace Van Oortegem	Stefan Duchateau
Executive Director	Chairman of the Executive Committee
18 October 2007	18 October 2007